UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2023

CADIZ INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850

Los Angeles, CA 90071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement

On February 2, 2023, Cadiz Inc. (the “Company”) and its wholly-owned subsidiary, Cadiz Real Estate LLC, as borrowers (collectively, the “Borrowers”) entered into a First Amendment to Credit Agreement with B. Riley Commercial Capital, LLC (“B. Riley Commercial”) and B. Riley Securities, Inc. (“BRS”), as administrative agent, to amend certain provisions of the Credit Agreement dated as of July 2, 2021, among the Borrowers, B. Riley Commercial and the other lenders from time to time party thereto, and BRS, as administrative agent for the lenders (the “Credit Agreement”), including the following:

•	The lenders will have a right to convert from time to time up to $15 million of outstanding principal, plus any PIK Interest (as defined below) and any accrued and unpaid interest under the Credit Agreement (the “Convertible Loan”) into shares of the Company’s common stock at a conversion price of $4.80 per share (the “Conversion Price”). The lenders’ right to convert is conditioned upon the Company obtaining stockholder approval of an amendment to its certificate of incorporation to increase the number of authorized shares of the Company at its next annual meeting of stockholders, expected to be held in June 2023 (the “Stockholder Approval”). If the lenders elect to convert the entire aggregate amount of the Convertible Loan, the Company would be required to issue an aggregate amount of 3,125,000 shares of common stock, not including shares issuable upon conversion of any PIK Interest or accrued and unpaid interest on the Convertible Loan. In addition, the Company has agreed to provide the lenders with registration rights for resale of the shares issuable upon conversion of the Convertible Loan.
•	Prior to the maturity of the Credit Agreement, the Company will have the right to require that the lenders convert the outstanding principal amount, plus any PIK Interest and accrued and unpaid interest, of the Convertible Loan if the following conditions are met: (i) the average VWAP of the Company’s common stock on The Nasdaq Stock Market, or such other national securities exchange on which the shares of common stock are listed for trading, over 30 consecutive trading dates exceeds 115% of the then Conversion Price, (ii) a registration statement registering the resale of the shares issuable upon conversion of the Convertible Loan has been declared effective by the Securities and Exchange Commission, (iii) the Stockholder Approval has been obtained, and (iv) there is no event of default under certain provisions of the Credit Agreement.
•	The maturity date of the Credit Agreement will be initially extended from July 2, 2024 to June 30, 2025. Upon obtaining the Stockholder Approval and so long as there is no event of default under certain provisions of the Credit Agreement, the maturity date for the Credit Agreement will automatically be extended to June 30, 2026.
•	The annual interest rate will remain unchanged at 7.00%. Interest on $20 million of the principal amount will continue to be paid in cash. Interest on the $15 million principal amount of the Convertible Loan will be paid in kind on a quarterly basis by adding such amount to the outstanding principal amount of the outstanding Convertible Loan (“PIK Interest”).

In conjunction with the entry into the First Amendment to Credit Agreement, the Borrowers, Octagon Partners LLC, an affiliate of each of the Borrowers, and BRS, as administrative agent for the lenders, entered into a First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, to amend all references to the “Credit Agreement” in the Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated as of July 2, 2021 (“Deed of Trust”) to mean the Credit Agreement as amended by the First Amendment to Credit Agreement.

The foregoing description of the First Amendment to Credit Agreement and the First Amendment to Deed of Trust, does not purport to be complete and is qualified in its entirety by the full text of such documents, each of which is filed as Exhibits 10.1 and 10.2, respectively, to this current report and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this current report on Form 8-K with respect to the Convertible Loan is hereby incorporated by reference into this Item 3.02. The offer and sale of the Convertible Loan, including up to approximately 3,971,870 shares of the Company’s common stock issuable upon the conversion of the Convertible Loan (including any PIK Interest and any accrued and unpaid interest), subject to obtaining the Stockholder Approval, was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Amendment to Credit Agreement, dated as of February 2, 2023, by and among Cadiz Inc. and Cadiz Real Estate LLC as borrowers, the lenders from time to time party thereto, and B. Riley Securities, Inc., as administrative agent.

10.2	First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of February 2, 2023, by and among Cadiz Inc., Cadiz Real Estate LLC, Octagon Partners LLC and B. Riley Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley Speer
Name:	Stanley Speer
Title:	Chief Financial Officer

Date: February 8, 2023

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